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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 17, 2002

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


         KENTUCKY                                              61-0985936
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c)      Exhibits

                  99.1 October 17, 2002 Press Release

Item 9.  REGULATION FD DISCLOSURE

         On October 17, 2002, NS Group, Inc. issued a news release concerning its financial results for the quarter ended September 30, 2002. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NS GROUP, INC.

Date: October 17, 2002                  By:  /s/ Thomas J. Depenbrock
                                        -----------------------------
                                        Thomas J. Depenbrock
                                        Vice President, Treasurer and
                                        Chief Financial Officer



                                  EXHIBIT INDEX



NO.                        EXHIBIT

99.1                       October 17, 2002 Press Release